                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                               KELLWOOD COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

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
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                                 [KELLWOOD LOGO]




                                      2002




                                 PROXY STATEMENT

                                KELLWOOD COMPANY
             600 KELLWOOD PARKWAY, ST. LOUIS COUNTY, MISSOURI 63017


                              2002 PROXY STATEMENT
                                       AND
                     NOTICE OF ANNUAL MEETING OF SHAREOWNERS


          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareowners of Kellwood Company, a Delaware corporation (hereinafter referred to as "Kellwood"), will be held at 600 Kellwood Parkway, St. Louis County, Missouri 63017, on Thursday, May 30, 2002, at 9:00 a.m. for the following purposes:

     1. To elect five members to the Board of Directors to hold office for a period of two years and until their successors are duly elected and qualified;

     2. To approve an Amendment to the 1995 Stock Option Plan for Nonemployee Directors authorizing an increase of 1,000 options per Director per year;

     3. To approve an Amendment to the Corporate Development Incentive Plan that provides an additional 1,000,000 shares to the Plan; and

     4. To transact such other business as may properly come before the meeting, and any adjournments thereof.

          The Board of Directors has fixed the close of business on April 2, 2002 as the record date for determining shareowners entitled to notice of the Annual Meeting and to vote in person or by proxy.

          The Proxy Statement follows this Notice of Annual Meeting. Also accompanying this Notice of Annual Meeting are a Proxy and Kellwood's Annual Report for the fiscal year ended January 31, 2002.

                                         By Order of the Board of Directors



                                         Thomas H. Pollihan
                                         Senior Vice President, Secretary and
                                         General Counsel

St. Louis, Missouri
April 16, 2002


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

                              600 KELLWOOD PARKWAY
                        ST. LOUIS COUNTY, MISSOURI 63017
                                                                APPROXIMATE
                                                                MAILING DATE:
                                                               APRIL 16, 2002
                                 PROXY STATEMENT

                  ANNUAL MEETING OF SHAREOWNERS - MAY 30, 2002

                               GENERAL INFORMATION


          This Proxy Statement is furnished in connection with the solicitation of the accompanying proxy by the Board of Directors of Kellwood Company (hereinafter referred to as "Kellwood"), a Delaware corporation, for the Annual Meeting of Shareowners to be held on May 30, 2002. Only shareowners of record at the close of business on April 2, 2002 are entitled to notice of and to vote in person or by proxy at the meeting.

          This Proxy Statement and accompanying proxy are being mailed on or about April 16, 2002. The Kellwood Company Annual Report to Shareowners for the fiscal year ended January 31, 2002 accompanies this Proxy Statement.

          The expense of soliciting proxies for the meeting will be paid for by Kellwood. Those costs include preparing, assembling and mailing the notice, proxy and Proxy Statement, as well as the reasonable fees of brokers, nominees and fiduciaries in supplying proxies to beneficial owners. The solicitation will be made by the use of the mails, through brokers and banking institutions, and by officers and regular employees of Kellwood.

VOTING PROCEDURES

          As a shareowner, you are entitled to one vote per share owned on the record date and, with respect to the election of Directors, you have the right to cumulative voting. Under cumulative voting, you are entitled to a number of votes equal to the number of Directors to be elected, multiplied by the number of shares you own; you may cast all of your votes for one nominee or distribute them in any manner you choose among any number of nominees.

          If you sign and return the accompanying proxy in time, your vote will be recorded in accordance with the specifications on the proxy card. The persons named in the proxy will vote to elect the largest number of the nominees for Director, unless you specify otherwise. If no other persons are nominated for election to the Board, votes represented by a properly executed proxy will be distributed in approximately equal numbers among the nominees set forth below. If allocation is necessary, the persons named in the proxy will use their discretion in making the allocation among nominees. If you do not want your vote distributed in approximately equal numbers among the nominees, or if you do not want to grant the persons named in the proxy discretion to allocate, mark your proxy to indicate how you wish to have your vote distributed.

          The persons named as proxies reserve the right not to vote and to return to a shareowner any proxy in which the authority to vote shares represented thereby is made subject to any condition or conditions by such shareowner other than as expressly provided for in the accompanying proxy.

          With respect to the election of Directors (Proxy Item No. 1), the five nominees receiving the most votes at the meeting, present in person or by proxy, will be elected. Those proxies containing instructions to "Withhold Authority" to vote shares for one or all of the nominees will be counted for the purpose of determining a quorum to transact business, but not entitled to vote for the nominee(s) for

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

which voting authority is being withheld. Concerning Proxy Items Nos. 2 and 3, shares represented by proxies that are marked "Abstain" will be treated as shares present and entitled to vote, which will have the same effect as a vote against any such matter. Broker "non-votes" will not affect the determination of the outcome of the vote on any proposal to be decided at the meeting.

          Kellwood's management knows of no matter to be brought before the meeting other than those referred to in the foregoing Notice of Annual Meeting of Shareowners. However, if any other matters properly come before the meeting, the proxies that are signed and returned in time will be voted on those matters in accordance with the judgment of the person or persons voting the proxy. Even if you sign and return your proxy, you may revoke it at any time before the voting either by attending the meeting or by delivering a signed written notice of revocation to the Secretary of Kellwood Company before the meeting begins.

SHAREOWNER PROPOSALS

          If you would like to include a proposal in Kellwood's Proxy Statement for the 2003 Annual Meeting of Shareowners, your submission must be received by the Secretary of Kellwood Company at the principal executive offices in St. Louis no later than December 17, 2002.

          Should you wish to bring a proposal before the 2003 Annual Meeting of Shareowners, but not include it in the Proxy Statement, the written proposal must be received by the Secretary of Kellwood Company at the principal executive offices in St. Louis not less than 60 days nor more than 90 days before the meeting. Such proposal may include nominations for election to the Board of Directors. Additionally, Section 2.10 of the Kellwood Company By-Laws imposes certain information requirements on shareowners wishing to bring business before a shareowner meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          At the close of business on April 2, 2002 (the "record date"), Kellwood Company had 22,952,248 shares outstanding. The table listed below contains information concerning each shareowner that is known by Kellwood to be the beneficial owner of more than five percent of Kellwood's common stock. To the best of our knowledge, no other persons are beneficial owners of five percent or more of Kellwood shares. The information provided below is based solely upon information contained in Schedule 13G filings by the shareowners specified below.

                                                                   AMOUNT AND NATURE OF     PERCENT OF
                                                                   --------------------     ----------
TITLE OF CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP       CLASS
--------------      ------------------------------------           --------------------       -----
 Common Stock       FMR Corp.                                           2,682,800            11.794%
                    82 Devonshire St.
                    Boston, MA 02109

 Common Stock       Artisan Partners Limited Partnership                2,292,984              10.1%
                    1000 North Water Street, #1770
                    Milwaukee, WI 53202

 Common Stock       Dimensional Fund Advisors Inc.                      1,765,838              7.76%
                    1299 Ocean Avenue, 11th Floor
                    Santa Monica, CA 90401

 Common Stock       American Century Investment Management, Inc.        1,214,256              5.34%
                    4500 Main Street
                    P.O. Box 418210
                    Kansas City, MO 64141-9210


                              ELECTION OF DIRECTORS
                               (PROXY ITEM NO. 1)

          The Kellwood Certificate of Incorporation provides that the Board of Directors shall consist of not less than three nor more than 15 Directors, with the number of Directors to be fixed by the Board, and that the Board shall be divided into two classes, with one class being elected each year for a two-year term. On March 8, 2001, the Board of Directors amended Section 3.1 of the By-Laws, fixing the number of Directors at nine. Due to this reduction in the total number of Directors, the two classes of Directors need to be rebalanced. Mr. Bloom, whose term was to run until 2003, has agreed to resign and stand for election in 2002. Four other Directors who are currently serving on the Board are also standing for election. Directors will be elected at the annual meeting to serve for two years or until the 2004 Annual Meeting of Shareowners and until their respective successors shall have been elected and qualified. The persons named in the accompanying proxy have indicated that they intend to vote for the election of the largest number of nominees set forth hereinafter which they can elect under cumulative voting. For a discussion of cumulative voting, see above.

         If any of the following nominees is not available to serve as a Director at the time of election, proxies may be voted for a substitute nominee as well as for the remaining nominees named below. However, Kellwood's management has no reason to anticipate that any nominees will be unavailable.


                    NOMINEES FOR ELECTION TO SERVE UNTIL 2004

RAYMOND F. BENTELE, AGE 65

          Director of Kellwood since 1993. Director of IMC Global, Inc. (food crop mineral nutrients) since 1994. Director of Leggett & Platt, Incorporated (manufacturer of engineered products for the home and commercial furnishings industries) since 1995. Director of Mallinckrodt, Inc. (manufacturer of medical products) from 1990 to 2000.

          Member: Compensation and Stock Option, Corporate Governance, and Executive Committees

MARTIN BLOOM, AGE 69

          Director of Kellwood since 2000. Chairman of MBI Associates (international consulting) since 1997. Director of Kasper A.S.L., Ltd. (women's apparel) since 2000. Mr. Bloom previously held various positions with The May Department Stores Company, ultimately serving from 1985 to 1996 as President and Chief Executive Officer of the international division.

          Member:    Audit Committee

LEONARD A. GENOVESE, AGE 67

          Director of Kellwood since 1995. President of Genovese Drug Stores, Inc. (retail chain drug stores) from 1974 to 1999. Chairman of the Board of Genovese Drug Stores, Inc. from 1978 through 1999. Director of TR Financial Corp. (banking) from 1993 until 1999. Director of Aid Auto Stores, Inc. (automotive parts supply) from 1995 to 1998. Director of The Stephan Company (hair care) since 1997. Director of Roslyn Bancorp Inc. (banking) since 1999.

          Member:    Compensation and Stock Option, and Executive Committees

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

MARTIN J. GRANOFF, AGE 66

          Director of Kellwood since 1999. Chairman of Val D'or Inc. (men's and women's knitwear) since 1959. Chairman and Chief Executive Officer of Koret, Inc. from 1997 to 1999. Chairman of the American Apparel Manufacturer's Association from 1998 until 1999. Director of National Textiles (spinning and knitting) since November 1997. Director of Manive Investment, LLC (biotechnology) since September 1998.

HAL J. UPBIN, AGE 63

          Director of Kellwood since 1995. Chairman of the Board, President and Chief Executive Officer of Kellwood since 1999. President and Chief Executive Officer of Kellwood from 1997 to 1999. President and Chief Operating Officer of Kellwood from 1994 through 1997. Executive Vice President Corporate Development from 1992 until 1994. Vice President Corporate Development from 1990 to 1992. President of American Recreation Products, Inc. from 1989 to 1992, and Director since 1991. American Recreation Products, Inc. is a wholly-owned subsidiary of Kellwood Company. Director of First Banks, Inc., and member of its audit committee, since July 2001.

          Member:    Executive Committee


                    DIRECTORS CONTINUING TO SERVE UNTIL 2003

EDWARD S. BOTTUM, AGE 68

          Director of Kellwood since 1981. Managing Director of Chase Franklin Corporation (venture capital) since 1991. Senior Advisor of American International Group (AIG) (commercial insurance) since 1994. Trustee of The Time Horizon Funds (mutual funds family) from 1995 to 1999. Director of Learning Insights, Inc. (publisher of interactive multimedia training products) since 1996. Trustee of Pacific Innovations Funds (mutual fund for variable annuities) from 1996 to 2001. Trustee of Underwriters Laboratories, Inc. (product safety certification) since 1997. Trustee of Henderson Global Investors, Inc. (mutual fund family) since 2001. Director of CNA Income Shares, Inc. (closed end fixed income fund) from 1999 through 2001. Director of Alleghany Asset Management, Inc. (asset manager) from 1999 to 2001. Director of PetMed Express.com, Inc. (catalog and web distributor of pet pharmaceuticals and accessories) from 1999 until 2000.

          Member:    Audit, Corporate Governance and Executive Committees

KITTY G. DICKERSON, PH.D., AGE 62

          Director of Kellwood since 1991. Professor and Chair of the Department of Textile and Apparel Management, University of Missouri, Columbia, since 1986.

          Member:    Audit and Corporate Governance Committees

JERRY M. HUNTER, AGE 49

          Director of Kellwood since 1994. Partner at Bryan Cave (law firm) since 1993. General Counsel, National Labor Relations Board, Washington, D.C., from 1989 to 1993.

          Member:    Audit Committee

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

JANICE E. PAGE, AGE 53

          Director of Kellwood since 2000. Director of R.G. Barry (slipper manufacturer) since 2000. Group Vice President of Sears, Roebuck & Company from 1970 through 1997. Trustee of Glimcher Realty Trust since 2001.

          Member:    Compensation and Stock Option Committee


                            COMPENSATION OF DIRECTORS

          Directors who are Kellwood employees receive no payment for their services as Directors. Nonemployee Directors are compensated at the rate of $23,000 per year and $1,000 for each Board Meeting attended. Nonemployee Directors also draw attendance fees for committee meetings, as follows:

          Committee Chairmen: $1,500 per committee meeting attended in person, $750 if attended by telephone. Committee Members: $1,000 per committee meeting attended in person, $500 if attended by telephone. The maximum payment for meeting fees is $2,500 for any one day. Directors are reimbursed for expenses incurred in attending meetings.

          Under the 1995 Stock Option Plan for Nonemployee Directors, each person who remains or becomes a Nonemployee Director of Kellwood is granted an option to purchase 1,000 shares of common stock on the first business day after the Annual Meeting of Shareowners at which the person was first elected or continued as a Nonemployee Director. The option price for each share granted to a Nonemployee Director is 100% of the fair market value of the shares subject to option on the date of the option grant. The option price may be paid by check or by the delivery of shares of common stock then owned by the participant.

         On May 28, 1998, the Board of Directors approved an annual grant of 100 shares of restricted common stock to each Nonemployee Director to be issued out of shares held in its treasury effective immediately following the Annual Meeting of Shareowners each year.

          You are being asked to vote on an amendment to the 1995 Stock Option Plan, increasing the size of annual option grants from 1,000 to 2,000 shares, and incorporating the 100-share grant. Please read Proxy Item No. 2 (pages 15-16) and Appendix A (pages 20-22).


                        BOARD OF DIRECTORS AND COMMITTEES

          The Board of Directors is responsible for establishing broad corporate policies and for overseeing the general performance of Kellwood. The Board meets regularly four times per year, and holds special meetings as required. The Board met four times in fiscal year 2001.

          Each Director spends considerable time preparing for and attending Board and Committee meetings. During our most recent fiscal year, each Director attended at least 75% of the Board and appropriate Committee meetings.

          The Board has an Executive Committee, Audit Committee, Compensation and Stock Option Committee and Corporate Governance Committee.

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          The Executive Committee, between Board meetings, has all the authority of the Board of Directors in the management of the business affairs of Kellwood (except for action relating to dividends, stock issuances, and certain fundamental corporate changes). The Executive Committee did not meet during fiscal year 2001. The members of the Committee are H.J. Upbin, Chairman, R.F. Bentele, E.S. Bottum and L.A. Genovese.

          The Audit Committee's responsibilities are described under "Report of the Audit Committee" below. The Audit Committee met four times during fiscal year 2001. Members of the Committee are E.S. Bottum, Chairman,
M. Bloom, K.G. Dickerson and J.M. Hunter.

          The Compensation and Stock Option Committee's responsibilities are described under "Report of the Compensation and Stock Option Committee on Executive Compensation" below. The Compensation and Stock Option Committee met once during fiscal year 2001. Members of the Committee are L.A. Genovese, Chairman, R.F. Bentele and J.E. Page.

          The Corporate Governance Committee's responsibilities include recommending Director nominees to the Board; evaluating Board procedures and the performance of the Board, its members, and its committees; and reviewing developments in the governance of publicly held companies as they may affect Kellwood. The Committee met three times during fiscal year 2001. Members of the Committee are R.F. Bentele, Chairman, E.S. Bottum and K.G. Dickerson.


                          REPORT OF THE AUDIT COMMITTEE

          The Audit Committee of Kellwood's Board of Directors is composed of four Nonemployee Directors who are independent, as defined by the New York Stock Exchange. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter adopted by the Board of Directors. The Audit Committee is charged with providing oversight to Kellwood's financial reporting process. Through periodic meetings with our independent auditors, internal auditors and management, the Audit Committee reviews accounting, auditing, internal controls and financial reporting matters. Kellwood management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent auditors are responsible for performing an independent audit of Kellwood's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report of their findings. The Committee's responsibility is to monitor and oversee these processes. The Audit Committee, in carrying out its role, relies on Kellwood's senior management, including senior financial management, and its independent auditors. The Committee recommends to the Board of Directors the selection of Kellwood's independent auditors.

          We have reviewed and discussed with senior management and the independent auditors Kellwood's audited financial statements included in the Fiscal Year 2001 Annual Report to Shareowners. Management has confirmed to us that such financial statements have been prepared with integrity and objectivity, are the responsibility of management, and have been prepared in conformity with generally accepted accounting principles.


          We have discussed with PricewaterhouseCoopers LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of Kellwood's financial statements, with respect to: (i) their responsibility under generally accepted auditing standards; (ii) significant accounting principles; (iii) management judgments and estimates; (iv) any significant audit adjustments; (v) any disagreements with management; and
(vi) any difficulties encountered in performing the audit.

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          We have received from PricewaterhouseCoopers LLP a letter
providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between PricewaterhouseCoopers LLP and Kellwood which, in their professional judgment, may reasonably be thought to affect independence. We considered and concluded that the provision of non-audit services (which are described below under "Independent Auditors") was compatible with maintaining the principal auditor's independence. PricewaterhouseCoopers LLP has discussed its independence with us and has confirmed in its letter that, in its professional judgment, PricewaterhouseCoopers LLP is independent of Kellwood within the meaning of the federal securities laws.

          Based on the review and discussions described above with respect to Kellwood's audited financial statements included in Kellwood's Fiscal Year 2001 Annual Report to Shareowners, we have recommended to the Board of Directors that such financial statements be included in Kellwood's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

          As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Kellwood's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and Kellwood's independent auditors. We are not employees of Kellwood, and we may not be. We may not serve as accountants or auditors, nor represent ourselves as experts in the fields of accounting or auditing. In giving our recommendation to the Board of Directors, we have relied on both management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and on the report of Kellwood's independent auditors with respect to such financial statements.

          This report is submitted by the members of the Committee: Martin Bloom, Kitty G. Dickerson, Jerry M. Hunter and Edward S. Bottum, Chairman.


              REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
                            ON EXECUTIVE COMPENSATION

          Kellwood's Board of Directors has a three member Compensation and Stock Option Committee (the "Committee"). Each member of the Committee is a Nonemployee Director. The Committee's responsibilities include approving salaries of executives of Kellwood, administering and interpreting compensation plans, and granting cash bonuses, stock bonuses and other benefits under such plans.

OVERVIEW

          Kellwood's executive officer compensation program consists of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options and stock awards, and various benefits including medical and 401(k) savings plans generally available to Kellwood employees.

COMPENSATION POLICIES

          The Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with Kellwood's annual and longer term performance goals, reward above average performance, recognize individual initiative and achievements, assist in attracting and retaining qualified executives and build the ownership of Kellwood stock by key managers. The Committee believes that stock ownership by management and stock-based performance compensation help align management's interests with yours, which ultimately enhances shareowner value. The Committee further affirms that bonuses and other forms of incentive-based compensation encourage management to attain preset performance goals for Kellwood.

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BASE SALARY

          The Committee reviews each executive officer's salary annually (usually in March) and considers recommendations submitted by the Chief Executive Officer. In determining appropriate salary levels, the Committee considers a variety of sources, including industry surveys, proxy statements and outside consultants. The Committee also considers the level and scope of responsibility, experience, Kellwood and individual performance, and internal equity. The Committee uses its discretion to set executive compensation where external, internal or an individual's circumstances warrant. By design, the Committee strives to set executives' salaries at competitive market levels. Increases are based on comparable companies' practices, Kellwood's achievement of its financial plan, and the individual's performance.

          For 2001, Mr. Upbin was paid a salary of $1,000,000 in accordance with the terms of his Employment Agreement with Kellwood dated December 31, 1999.

          The salary increases for other executive officers in fiscal year 2001 were based on the Committee's review of the return on equity, net earnings as a percent of sales and earnings per share growth over the prior five years.

ANNUAL CASH INCENTIVES

          A Performance Management and Incentive Compensation Plan is extended to executives, managers and professionals whose positions have a significant impact on Kellwood's operating results. Annual cash incentive compensation awards are made to recognize and reward corporate, business unit and individual performance. Goals for company, business unit and individual executives' performance are set at the beginning of each fiscal year. In determining whether to award cash bonuses, the Committee compares Kellwood's financial performance against its annual financial plan and company performance against that of peer companies. Business unit and individual performance are also considered. The amount of any award is determined by the combined financial results of Kellwood and the business unit, and the achievement of the individual's personal objectives. In considering bonuses for executives other than Mr. Upbin, the Committee considers bonus recommendations submitted by the Chief Executive Officer. The Committee also receives an assessment of the performance of each executive from Mr. Upbin and discusses the assessments with him. When assessing the performance of Mr. Upbin, the Committee determines a bonus in accordance with the policies described above. Cash bonuses were awarded within the policy guidelines of the annual cash bonus program.

ANNUAL STOCK INCENTIVES

          The Committee administers Kellwood's Restricted Stock Compensation Plan and the Corporate Development Incentive Plan, both of which award shares of Kellwood common stock. Under the Restricted Stock Compensation Plan, restricted shares are granted to qualified employees and are released from restrictions ratably over five years. Awards are limited to an aggregate of 25,000 shares for any Plan year. No awards were made under the Restricted Stock Compensation Plan to any executive officers during the fiscal year 2001.

          The Committee selects key executives to participate in the Corporate Development Incentive Plan based upon the following criteria:

              o Ability to significantly affect major decisions and actions that influence the continued growth and profitability of Kellwood;

              o   Value of their continuing service; and

              o   Probable detriment of his or her employment by competitors.

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          The Committee selects participants and sets the performance goals, which must be achieved during the measurement period. The measures and objectives may be based on earnings per share, earnings before tax and gains on sale of assets and before adjustments for non-recurring and extraordinary items, or other criteria, which the Committee establishes. Payment of awards under the Plan are made in common stock. An award, if any, is made to a participant by Kellwood at the time the Committee determines that performance goals have been met. Restrictions on the shares lapse and shares are transferred to the participants in installments over approximately three years, provided the shares have not been forfeited. The shares covered by the awards may not be transferred, sold, pledged or otherwise disposed of before the lapse of restrictions. A target award level is established for each executive officer based on his or her level of responsibility. Based on our earnings, a participant may have the opportunity to earn awards in excess of the targeted amounts in the event of Kellwood's outstanding financial performance. Threshold standards required to be met before any stock bonus award is made are also established. In fiscal year 2001, the performance goal was not met and no awards were made.

          You are being asked to approve an amendment to the Corporate Development Incentive Plan. Please read Proxy Item No. 3 (pages 17-18) and Appendix B (pages 23-27).

STOCK OPTIONS

          The Committee administers Kellwood's 1995 Omnibus Incentive Stock Plan, which provides for awards of incentive stock options, non-qualified stock options and stock appreciation rights. These awards directly relate the amounts earned by the executives to the amount of appreciation realized by Kellwood's shareowners over comparable periods. Stock options also provide executives with the opportunity to acquire and build a meaningful ownership interest in Kellwood. Awards are generally made at a level calculated to be competitive. See "Option Grants During Fiscal Year 2001."

          The Committee considers stock option awards on an annual basis. These are normally awarded in March. In determining the amount of options awarded, the Committee generally establishes a level of award based on the individual's position and level of responsibility, both of which reflect the executive's ability to influence Kellwood's long-term performance. The number of options previously awarded to and held by executives are also reviewed but are not an important factor in determining the size of the current award. The number of options actually awarded in any year is based on an evaluation of the individual's performance.

OTHER BENEFIT PROGRAMS

          Kellwood has adopted an unfunded, unqualified deferred compensation plan known as the Executive Deferred Compensation Plan (the "Plan") to provide deferred compensation for a select group of management or highly compensated employees. The Plan allows employees to voluntarily defer compensation until termination or retirement. Under the Plan, any employee whose base salary exceeds a level set by the Plan Administrator may enroll in the Plan. The Retirement Savings Committee administers the Plan. For any calendar year, a Participant may defer up to $84,000 in salary as well as up to $84,000 in cash bonus. The Employer shall credit the deferred amount to a separate bookkeeping account (the "Account") maintained by the Plan Administrator in the name of the Participant. The Account shall be increased monthly by an amount equal to one-twelfth of the sum of the prime rate plus 1%.

          The executive officers participate in various health, life and disability insurance programs and a retirement savings 401(k) plan, which are generally made available to all salaried employees. Executive officers also receive certain traditional perquisites that are customary for their positions.

         The Committee believes that the overall program it has adopted, with its emphasis on long-term compensation, serves to focus the efforts of our executives on the attainment of a sustained high rate of company growth and profitability for the benefit of Kellwood and its shareowners.

EXECUTIVE OFFICER AGREEMENTS

          Kellwood has agreements with Messrs. Upbin, Henderson, Capps, McWhite and Pollihan, and several other officers providing for compensation in connection with termination of employment following a change in control, as well as if all or substantially all of Kellwood's assets are sold, or Kellwood is liquidated or ceases to function as a going concern. These agreements provide for the payment of a lump sum within five days of the date of termination equal to the sum of (a) two times the officer's highest base salary in effect during the fiscal year in which the date of termination occurs; (b) two times the officer's average annual incentive awards during the last three full fiscal years; (c) the incentive award which, pursuant to any Kellwood benefit plan, had accrued or would have accrued to the officer during the last full fiscal year; and (d) the last bonus award earned by the officer under Kellwood's annual bonus program.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          There are no interlocks or insider participation with any executive officers of Kellwood or with the members of the Committee.

COMPANY POLICY ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

          Internal Revenue Code Section 162(m) provides that publicly held companies may not deduct in any taxable year compensation in excess of $1,000,000 paid to the CEO and the other four most highly compensated executive officers which is not "performance based" as defined in Section 162(m). Kellwood's policy is to structure its performance based compensation to executive officers to maximize deductibility. However, Kellwood reserves the discretion to pay compensation to its executive officers that might not be deductible.

COMMITTEE COMPOSITION

          This Report is submitted by the members of the Committee:
Raymond F. Bentele, Janice E. Page and Leonard A. Genovese, Chairman.


                               RETIREMENT PROGRAM

PENSION PLAN

          The Kellwood Company Pension Plan was terminated effective December 7, 2000. As a result of the termination of the plan, during April 2001 each participant received the benefits that they had earned in the form of an annuity contract or the actuarial equivalent of their benefit in a lump sum. The amounts shown below are the amounts of the lump sum benefits the individuals received during April 2001 on plan termination:

                    Hal J. Upbin                   $194,248
                    John R. Henderson              $ 80,465
                    W. Lee Capps, III              $112,597
                    Leon M. McWhite                $577,900
                    Thomas H. Pollihan             $133,354

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows the amount of all compensation earned for services in all capacities to Kellwood for the last three fiscal years for the Chief Executive Officer and the other four most highly paid executive officers (the "Named Officers") as of January 31, 2002.

                                                   SUMMARY COMPENSATION TABLE
                                                                                LONG-TERM
                                         ANNUAL COMPENSATION               COMPENSATION AWARDS
                                         -------------------               -------------------
                                                                       RESTRICTED        SECURITIES
NAME AND                                                                 STOCK           UNDERLYING         ALL OTHER
PRINCIPAL POSITION          YEAR      SALARY ($)     BONUS ($)       AWARD(S)($)(1)     OPTIONS (#)    COMPENSATION ($)(2)
------------------          ----      ----------     ---------       --------------     -----------    -------------------
Hal J. Upbin
Chairman,                   2001      $1,000,000     $250,000                 0            47,000            $6,800
President and               2000       1,000,000      350,000(3)              0            47,000             5,863
Chief Executive Officer     2000(*)      662,500      300,000(4)       $253,532(5)         47,000             2,290

John R. Henderson           2001      $  339,200     $ 75,000                 0            13,000            $7,147
Vice President              2000         278,950       64,170(3)              0            11,000             6,469
Merchandising               2000(*)      195,133       62,600(4)       $ 36,621(5)          6,000             3,458

W. Lee Capps, III(6)
Vice President Finance      2001      $  300,000     $ 41,250                 0            13,000            $6,800
and Chief Financial         2000         239,583       67,500(3)              0             6,000             5,505
Officer                     2000(*)      157,500      130,500(4)       $ 26,779(5)          6,000             3,615

Leon M. McWhite             2001      $  235,000     $ 29,375                 0             6,000            $6,856
Vice President              2000         228,924       52,875(3)              0             6,000             5,871
Human Resources             2000(*)      157,967       50,700(4)       $ 29,596(5)          6,000             3,336

Thomas H. Pollihan(6)
Vice President,             2001      $  215,000     $ 26,875                 0             6,000            $6,848
Secretary and               2000         210,000       48,375(3)              0             6,000             5,438
General Counsel             2000(*)      146,250       51,200(4)       $ 26,779(5)          6,000             3,578

 ------------------

 (*) This refers to the nine month Transition Period of May 1, 1999 through January 31, 2000 in connection with Kellwood's change in fiscal year-end from April 30 to January 31.

 (1) The Corporate Development Incentive Plan, which provides a restricted stock award contingent on the achievement of predetermined performance criteria based on Kellwood's fiscal year performance, vests 25% on the date of grant and 25% each year for the next three years. Dividends are paid on the restricted stock. The amounts shown in the table represent the dollar value based on the stock price at the award date. The restricted awards attributable to the Named Officers for prior fiscal years and in escrow as of January 31, 2002, which are still subject to restrictions under the Corporate Development Incentive Plan, valued at the closing price of $24.02 on January 31, 2002, are as follows:
       H. J. Upbin, 10,380 shares at $249,327.60; J. R. Henderson, 1,567 shares at $37,639.34; W. L. Capps, III, 1,071 shares at $25,725.42; L. M. McWhite,
       1,258 shares at $30,217.16; and T. H. Pollihan, 1,123 shares at $26,974.46.

 (2)   Employer matching 401(k) plan contribution.

 (3) This amount represents bonuses earned for the period May 1, 2000 through January 31, 2002.

 (4) This amount represents bonuses earned for the period May 1, 1999 through April 30, 2000.

 (5) This amount represents the awards granted from the Corporate Development Incentive Plan on June 1, 2000 for the period May 1, 1999 through
       April 30, 2000.

 (6) These officers were elected as Senior Vice Presidents at the March 7, 2002 Board of Directors meeting.

          The following two tables cover stock options granted to the Named Officers during the fiscal year ended January 31, 2002 as well as the number and value of unexercised stock options held by those officers at the end of the last fiscal year. No SARs were granted in conjunction with the options.

                                          OPTION GRANTS DURING FISCAL YEAR 2001
                                                 INDIVIDUAL GRANTS
                                          ---------------------------------                       POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                            NUMBER OF        % OF TOTAL                                             ANNUAL RATES OF
                             SHARES           OPTIONS            EXERCISE                       STOCK PRICE APPRECIATION
                           UNDERLYING       GRANTED TO              OR                              FOR OPTION TERM
                             OPTIONS        EMPLOYEES IN        BASE PRICE     EXPIRATION       ------------------------
          NAME             GRANTED (#)     FISCAL YEAR(1)       ($/SHARE)         DATE          5% ($)          10% ($)
------------------------  -------------   ----------------     ------------   ------------    -----------    -------------
Hal J. Upbin                 44,300             7.88              22.92          3/8/11         638,552        1,618,216
                              2,700              .48              22.92          3/8/11          38,919           98,627
                             ------             ----                                            -------        ---------
                             47,000             8.36                                            677,471        1,716,843
                             ======             ====                                            =======        =========

John R. Henderson            10,000             1.78              22.92          3/8/11         144,143          365,286
                              3,000              .53              22.92          3/8/11          43,243          109,586
                             ------             ----                                            -------        ---------
                             13,000             2.31                                            187,386          474,872
                             ======             ====                                            =======        =========

W. Lee Capps, III            10,000             1.78              22.92          3/8/11         144,143          365,286
                              3,000              .53              22.92          3/8/11          43,243          109,586
                             ------             ----                                            -------        ---------
                             13,000             2.31                                            187,386          474,872
                             ======             ====                                            =======        =========

Leon M. McWhite               4,500              .80              22.92          3/8/11          64,864          164,379
                              1,500              .27              22.92          3/8/11          21,621           54,793
                             ------             ----                                            -------        ---------
                              6,000             1.07                                             86,485          219,172
                             ======             ====                                            =======        =========

Thomas H. Pollihan            4,500              .80              22.92          3/8/11          64,864          164,379
                              1,500              .27              22.92          3/8/11          21,621           54,793
                             ------             ----                                            -------        ---------
                              6,000             1.07                                             86,485          219,172
                             ======             ====                                            =======        =========

 ------------------
 (1) Total options granted during fiscal year 2001 were 562,200 to the Named Officers and all other employees.


                         OPTION EXERCISES IN FISCAL YEAR 2001 AND FISCAL YEAR-END 1/31/02 VALUES
                                                                                                       VALUE OF UNEXERCISED
                                                                      NUMBER OF OPTIONS AT             IN-THE-MONEY OPTIONS
                                                                           FY-END (#)                     AT FY-END ($)
                               SHARES              VALUE                    01/31/02                         01/31/02
                             ACQUIRED ON          REALIZED
         NAME               EXERCISE (#)           ($)(1)          EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
-----------------------    --------------       -----------       ---------------------------      ---------------------------
Hal J. Upbin                      -                  -                   239,460/148,600                  681,126/300,424

John R. Henderson                 -                  -                     45,480/31,320                   151,028/71,722

W. Lee Capps, III               1,500            $ 16,541                  22,250/25,400                    55,693/44,442

Leon M. McWhite                15,200            $105,895                  30,840/19,320                    67,255/38,352

Thomas H. Pollihan              2,970            $ 23,205                  34,150/18,800                   100,459/38,352

 ------------------
 (1) Value realized is calculated based upon the difference between the exercise price and the value of Kellwood's common stock; the value of the stock is based upon the average of the highest and lowest selling prices of Kellwood stock as reported on the New York Stock Exchange Composite Transactions list on the exercise date.

                              PERFORMANCE GRAPH

          The following graph compares the performance of Kellwood common shares with that of the S&P 500 and S&P Apparel & Accessories Indices. The graph plots the growth in value of an initial $100 investment over the indicated time periods, with dividends reinvested.

                                    [GRAPH]


--------------------------------------------------------------------------------
                                   1/97    1/98    1/99    1/00    1/01    1/02
--------------------------------------------------------------------------------
Kellwood Co.                       $100    $139    $130    $ 85    $112    $124
S&P 500 Index                      $100    $127    $168    $186    $184    $154
S&P Apparel & Accessories Index    $100    $ 98    $ 91    $ 63    $ 87    $ 99
--------------------------------------------------------------------------------

 Note: Total return assumes reinvestment of dividends

                              MANAGEMENT OWNERSHIP
                                OF KELLWOOD STOCK

          Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of shares of Kellwood, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table shows, as of January 31, 2002, the beneficial ownership of each present Director and Named Officer as a group, of shares of Kellwood's common stock. This information has been furnished to us by the individuals named. As shown in the last column, in some cases a significant number of the shares indicated in the center column as being beneficially owned are actually unissued shares attributable to unexpired options for Kellwood's common stock which are exercisable or first became exercisable within 60 days after January 31, 2002. With the exception of Mr. Granoff, who owns approximately 3.3%, no present Director or Named Officer owns more than 1%. All Executive Officers and Directors as a group own approximately 6.8% of the outstanding common stock.


                                                                                      NUMBER OF SHARES INCLUDED
                                                                                         IN PREVIOUS COLUMN
              NAME OF INDIVIDUAL OR                        NUMBER OF SHARES           ATTRIBUTABLE TO UNEXPIRED
                 NUMBER IN GROUP                          BENEFICIALLY OWNED             OPTIONS TO PURCHASE
---------------------------------------------------      --------------------        ---------------------------
R. F. Bentele ....................................                8,900                          6,750
M. Bloom .........................................                1,100                              0
E. S. Bottum .....................................               10,600                          6,750
W. L. Capps, III .................................               30,458                         24,850
K. G. Dickerson ..................................                7,950                          6,250
L. A. Genovese ...................................               10,243                          5,750
M. J. Granoff ....................................              758,382                              0
J. R. Henderson ..................................               54,226                         48,080
J. M. Hunter .....................................                7,150                          6,150
J. C. Jacobsen ...................................              160,094                        115,346
L. M. McWhite ....................................               33,272                         32,040
J. E. Page .......................................                1,000                              0(1)
T. H. Pollihan ...................................               41,580                         35,350
H. J. Upbin ......................................              299,453                        248,860
All Directors  and  Executive  Officers as a group
(17 persons including those named) ...............            1,613,715                        686,136

 ------------------
 (1) Does not include 16,600 unexpired options owned by her husband. Mrs. Page disclaims beneficial ownership of these shares.

SHARE OWNERSHIP REQUIREMENTS

          On May 31, 2001, the Board adopted Director share ownership requirements to underscore the importance of better aligning the interests of the Directors with those of Kellwood's shareowners. Ownership targets are tied to the amount of the annual retainer paid to Nonemployee Directors. Each new Director must own at least the number of Kellwood shares equivalent to one times the annual retainer fee within one year of joining the Board; and at least the number of shares equivalent in value to three times the annual retainer fee within four years of joining the Board. Directors serving when the policy was adopted were required to meet similar ownership requirements by January 31, 2002 and January 31, 2006, respectively. The shares must be actually owned and not just subject to an option to purchase. Stock acquired as a grant or from the actual exercise of stock options will be included.

                            APPROVAL OF THE AMENDMENT
                 TO THE KELLWOOD COMPANY 1995 STOCK OPTION PLAN
                  FOR NONEMPLOYEE DIRECTORS (PROXY ITEM NO. 2)

          You are being asked to approve an amendment to the Kellwood Company 1995 Stock Option Plan for Nonemployee Directors, which increases the number of issuable shares from 100,000 to 200,000 and the annual option grants from 1,000 to 2,000 shares. The Plan was also amended to include the annual 100 share awards made to Nonemployee Directors as part of their retainer. The Board of Directors approved the amendment on May 31, 2001.

          If the shareowners do not approve this amendment, the 1995 Stock Option Plan will continue in effect under its current terms.

          The following summary outlines the main provisions of the Plan as amended, but is qualified in its entirety by reference to the full text of the Plan, which follows as Appendix A.

           SUMMARY OF THE 1995 NONEMPLOYEE DIRECTORS PLAN, AS AMENDED

          PURPOSE. The purpose of the Plan is to attract and retain outstanding individuals to serve as members of the Board of Directors by providing them with opportunities to acquire shares of Kellwood common stock on advantageous terms. At the same time, the aim is to give Nonemployee Directors a stake in the growth and profitability of Kellwood while enabling them to represent the viewpoint of shareowners.

          ADMINISTRATION. The Board of Directors administers the Plan.

          GRANT OF OPTIONS. Each person who is or becomes a Kellwood Nonemployee Director on the date of the annual meeting of shareowners shall be granted an option to purchase 2,000 shares of common stock on the next business day. Each person who becomes a Nonemployee Director after May 30, 2002 shall be granted an option to purchase 2,000 shares of common stock on the first business day after the date of his or her election.

          Each Nonemployee Director shall be granted an additional option to purchase 2,000 shares of common stock on the first business day after the date of each succeeding annual shareowners meeting as long as the Director remains a member of the Board.

          OPTION PRICE. The price for each option granted under the Plan shall be 100% of the fair market value of the shares subject to option on the date of grant. The option price may be paid by check or by delivery of shares of common stock then owned by the Director.

          TERM; TERMINATION OF SERVICE. The option term shall be ten years. All options granted to Nonemployee Directors shall become fully exercisable one year after date of grant, or upon a change of control of Kellwood. The period of exercise following death shall be one year. If there occurs any other termination of service, each option shall be exercisable for the balance of its ten year term.

          GRANT OF SHARES. Each Nonemployee Director shall be issued 100 shares of common stock on the same day the Director is granted an option for 2,000 shares of common stock as described above.

          SHARES RESERVED. 200,000 shares of common stock, which may be newly issued or treasury shares, are reserved for issuance. The number of shares that are reserved and subject to option and grant shall be adjusted if Kellwood changes the number of issued shares without consideration (by stock dividend, stock split or otherwise).

          FEDERAL INCOME TAX CONSEQUENCES. Under federal tax law, a Nonemployee Director who is granted an option won't realize any taxable income at the time of grant. The Director will have taxable income at the time of exercise equal to the difference between the option price and the fair market value of the shares on the date of exercise, and Kellwood will be entitled to a corresponding deduction.

          A Nonemployee Director who is granted an award of shares will realize taxable income at the time of grant in an amount equal to the fair market value of the shares on that date. Kellwood will be entitled to a corresponding deduction.

VOTE REQUIRED

          The favorable vote of a majority of the shares present and voting at the meeting is required for approval of the amendment.

          There are seven Nonemployee Directors who qualify for participation in the Plan. On June 1, 2001, the day after the last annual shareowners meeting, 7,000 option shares were granted with each of the seven Nonemployee Directors receiving an option grant of 1,000 option shares with an exercise price of $23.45, and 700 shares were granted, with each of the seven receiving 100 award shares.

          If the amendment to this plan had been in effect on June 1, 2001, the seven Nonemployee Directors as a group would have been granted a total of 14,000 option shares - 2,000 instead of 1,000 - at the same option price of $23.45, and as a group would have received the same 700 award shares, with a total value of $16,415.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN AMENDMENT.

                        APPROVAL OF THE KELLWOOD COMPANY
                CORPORATE DEVELOPMENT INCENTIVE PLAN, AS AMENDED
                               (PROXY ITEM NO. 3)

          You are being asked to approve an amendment to the Corporate Development Incentive Plan that increases the number of shares authorized to be issued under the Plan by 1,000,000 shares. The Board of Directors unanimously approved the amendment on March 7, 2002.

          If the shareowners do not approve this amendment, the Corporate Development Incentive Plan will remain in effect except as to the amendments proposed.

          The following summary outlines the main provisions of the Plan as amended, but is qualified in its entirety by reference to the full text of the Plan, which follows as Appendix B.


                                   SUMMARY OF
              THE CORPORATE DEVELOPMENT INCENTIVE PLAN, AS AMENDED

          PURPOSE. The purpose of the Plan is threefold: to attract and retain first-rate employees and officers, to provide them with incentives to improve Kellwood's long-term growth and profitability, and to align their interests with those of shareowners.

          Originally known as the Key Executive Long-Term Incentive Plan of 1983, the Plan was approved at the August 1983 annual shareowners meeting. The Plan was later amended and renamed the Corporate Development Incentive Plan, and was again approved by the shareowners at the 1997 annual shareowners meeting. Other than by stock splits, no new shares have been added to the Plan since 1983. The Plan as amended is being submitted for shareowner approval due to the addition of 1,000,000 shares to the Plan.

          ADMINISTRATION. The Compensation and Stock Option Committee administers the Plan. The Committee consists entirely of Kellwood Directors who are not officers or employees of Kellwood or any subsidiary. It selects the employees of Kellwood or any subsidiary who will receive awards, determines the size of the award, and establishes the performance required for the award to be earned by a participant along with other terms and conditions. Last fiscal year, there were 29 participants in the Plan, however no awards have been made for the last two fiscal years.

         SHARES AVAILABLE FOR ISSUANCE. The total number of shares of common stock originally authorized and reserved for issuance under the Plan was 787,500 shares, subject to anti-dilution provisions. No more than 50,000 shares may be awarded to any participant in any fiscal year. As of April 2, 2002, 156,231 shares remained available for issuance under the Plan. This amendment adds 1,000,000 more shares to the Plan.

          TARGETED CRITERION. The Compensation and Stock Option Committee will establish performance measures and objectives based on one or more of the following criteria:

          o   earnings per share
          o   return on assets or equity
          o   cash flow
          o   revenue or income growth
          o earnings before income taxes (but excluding any gain on the sale of assets)
          o   economic value added
          o other such criteria as the Committee may establish from time to time

          At the end of the performance period, the committee shall determine the level of performance of Kellwood and each participant and shall certify the number of shares earned. Certificates representing the shares earned shall be issued in the name of each participant and delivered to an escrow agent to be paid out 25% on a date selected by the committee in the calendar year in which the award is earned, and the remaining 75% in three equal installments in the succeeding three calendar years. The escrowed shares are forfeited if the participant terminates employment for any reason other than death, disability or retirement.

          TAX CONSEQUENCES. No taxable income is realized at the time an employee is designated as a participant in the Plan or at the time the committee certifies that a number of shares have been earned by the participant. The participant will normally realize taxable income at the time shares are actually delivered out of escrow in an amount equal to the fair market value of the shares on the date of delivery. Kellwood will be entitled to a deduction at the same time and for the same amount.

          Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to the five highest-paid employees in a taxable year to the extent that the compensation exceeds $1,000,000. "Performance based compensation" is exempt for these purposes. Awards under the Plan are "performance based" since the earning of the awards is contingent upon the attainment of specified objective goals relating to financial, operational and other measures.

VOTE REQUIRED

          A favorable vote of the majority of the shares present and voting at the meeting is required for approval of the amendment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN AMENDMENT.


                              INDEPENDENT AUDITORS

          The Audit Committee recommended to the Board and the Board approved on March 8, 2002, the retention of PricewaterhouseCoopers LLP to serve as Kellwood's independent auditors for fiscal year 2002.

          Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire, and will be available to respond to appropriate questions.

AUDIT FEES

          The aggregate fees billed by PricewaterhouseCoopers LLP for audit services rendered for the fiscal year ended January 31, 2002, and for services in connection with the review of quarterly financial statements during the fiscal year, were $594,475.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

          PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation for the fiscal year ended January 31, 2002.

ALL OTHER FEES

          Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for the fiscal year ended January 31, 2002 are $169,950.

          The Audit Committee has advised us that it has determined that the non-audit services rendered by PricewaterhouseCoopers LLP, our independent auditors, during Kellwood's most recent fiscal year are compatible with maintaining the independence of the auditors.

                                         Thomas H. Pollihan
                                         Senior Vice President, Secretary and
                                         General Counsel


St. Louis, Missouri
April 16, 2002

APPENDIX A
----------

                                KELLWOOD COMPANY

                             1995 STOCK OPTION PLAN
                      FOR NONEMPLOYEE DIRECTORS, AS AMENDED


1.       PURPOSE

         The purpose of the Kellwood Company 1995 Stock Option Plan for Nonemployee Directors, as Amended (the "Plan"), is to encourage directors who are not officers or full-time employees of Kellwood Company (the "Company") or any of its subsidiaries ("Nonemployee Directors") to become stockholders in the Company thereby giving them a stake in the growth and profitability of the Company, to enable them to represent the viewpoint of the stockholders of the Company more effectively and to encourage them to continue serving as directors.

2.       SHARES RESERVED

         There is hereby reserved for issuance under the Plan an aggregate of 200,000 shares of Common Stock which may be newly-issued or treasury shares. If there is a lapse, expiration, termination or cancellation of any option granted under this Plan, all unissued shares subject to the option may again be used for new options or other grants under this Plan.

3.       GRANT OF OPTIONS

         Each person who is or becomes a Nonemployee Director of the Company on the date of the 2002 annual meeting of stockholders shall be granted an option to purchase 2,000 shares of Common Stock on the first business day after the date of the annual meeting. Each person who becomes a Nonemployee Director after the date of the 2002 annual meeting shall be granted an option to purchase 2,000 shares of Common Stock on the first business day after the date of the next succeeding annual meeting of stockholders.

         Each Nonemployee Director who is granted an option to purchase 2,000 shares of Common Stock hereunder shall be granted an option to purchase 2,000 shares of Common Stock on the first business day after the date of each succeeding annual meeting of stockholders on which the Nonemployee Director is a member of the Board.

4.       OPTION PRICE

         The option price for each option granted to Nonemployee Directors shall be equal to the average of the highest and lowest selling prices of the shares subject to option as reported on the New York Stock Exchange Composite Transactions list on the date of option grant. The option price may be paid by check or by the delivery of shares of Common Stock then owned by the participant.

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

5.       TERM; TERMINATION OF SERVICE

         The option term shall be ten years. All options granted to Nonemployee Directors shall become fully exercisable one year after the date of option grant. All options shall also become fully exercisable upon a Change in Control of the Company (as defined in Section 13(c) of the Kellwood Company 1995 Omnibus Incentive Stock
         Plan). The period of exercise following death of a director shall be one year. In the event of any other termination of service on the Board, each option shall be exercisable for the balance of its ten year term.

6.       NONTRANSFERABILITY

         Any option granted under this Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Nonemployee Director's lifetime only by the director or the director's guardian or legal representative. If a director dies during the option period, any option granted to the director may be exercised by his or her estate or the person to whom the option passes by will or the laws of descent and distribution.

7.       STOCK AWARDS

         Each person who is or becomes a Nonemployee Director of the Company on the date of the 2002 annual meeting of stockholders shall be granted 100 shares of Common Stock on the first business day after the date of the annual meeting. Each person who becomes a Nonemployee Director after the date of the 2002 annual meeting shall be granted 100 shares of Common Stock on the first business day after the date of the next succeeding annual meeting of stockholders.

         Each Nonemployee Director who is granted 100 shares of Common Stock hereunder shall be granted an additional 100 shares of Common Stock on the first business day after the date of each succeeding annual meeting of stockholders on which the Nonemployee Director is a member of the Board.

8.       ADJUSTMENT PROVISIONS

         (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to it (such as by stock dividends, stock splits or similar transactions), the total number of shares reserved for issuance under this Plan, the number of shares subject to grant under sections 3 and 7 hereof, and the number of shares covered by each outstanding option shall be adjusted so that the aggregate consideration payable to the Company and the value of each option shall not be changed.

         (b) In the case of any merger, consolidation or combination of the Company with or into another corporation, other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any Nonemployee Director to whom an option has been granted under the Plan shall have the right during the remaining term of the option, to receive upon exercise thereof the Acquisition
               Consideration (as defined below) receivable upon the Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of such option or portion thereof, as the case may be, immediately prior to the Acquisition. The term "Acquisition
               Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock of the Company upon consummation of an Acquisition.

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9.       REGISTRATION AND LEGAL COMPLIANCE

         The grant of any option or shares under the Plan may also be subject to other provisions that counsel to the Company deems appropriate including, without limitation, provisions to comply with federal and state securities laws and stock exchange requirements. The Company shall not be required to issue or deliver any certificate for Common Stock purchased upon the exercise of any option granted or awarded under this Plan prior to the admission of the shares to listing on any stock exchange on which Common Stock of the Company may at that time be listed. If the Company shall be advised by its counsel that the shares deliverable hereunder are required to be registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of the Act, the Company will use its best efforts to effect the registration or provide a prospectus not later than a reasonable time following each exercise of an option or award of shares, but delivery of shares by the Company may be deferred until registration is effective or a prospectus is available.

10.      AMENDMENT, SUSPENSION AND TERMINATION OF PLAN

         The Board of Directors may suspend or terminate the Plan at any time and may amend it from time to time in such respects as the Board of Directors may deem advisable in order that any grants thereunder shall conform to or otherwise reflect any change in applicable laws or regulations or to permit the Company or the Nonemployee Directors to enjoy the benefits of any change in applicable laws or regulations; provided, however, that no amendment shall be made without stockholder approval, if such approval is required by law, regulation or stock exchange rule. No amendment, suspension or termination of the Plan shall impair the rights of Nonemployee Directors under any outstanding options.

11.      STOCKHOLDER APPROVAL

         This Plan was amended by the Board of Directors of the Company on May 31, 2001. The amendments to the Plan shall be null and void if stockholder approval is not obtained at the 2002 annual meeting of stockholders.

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APPENDIX B
----------

                                KELLWOOD COMPANY

                CORPORATE DEVELOPMENT INCENTIVE PLAN, AS RESTATED


1.       PURPOSE

         A. To cause the interests of key executives and stockholders to coincide by basing certain of the executive long-term incentives on the achievement of long range corporate goals.

         B. To provide meaningful incentive to Participants to improve the Company's long-term growth and profitability.

         C. To encourage Participants to enhance the growth and profitability of the entire Company rather than concentrating efforts on only a specific segment of the Company.

         D.    To encourage acceptance and continuation of employment.

2.       NAME OF PLAN

         The Plan shall be known as the Kellwood Company Corporate Development Incentive Plan, as restated.

3.       DEFINITIONS

         The following words and phrases, when used in this Plan, shall have the meanings indicated herein:

         (1)   Award:                    A number of Shares in Stock earned
                                         by a Participant under the Plan.

         (2)   Change in Control:        Change in Control of the Company
                                         shall be defined to have occurred
                                         if (i) any "person" (as the term is
                                         used in Section 13(d) and 14(d) of
                                         the Securities Exchange Act of 1934
                                         (the "Exchange Act")) is or becomes
                                         the "beneficial owner" (as defined
                                         in Rule 13d-3 under the Exchange
                                         Act), directly or indirectly, of
                                         securities of the Company
                                         representing 25% or more of the
                                         combined voting power of the
                                         Company's then outstanding
                                         securities; or (ii) during any
                                         period of two consecutive years,
                                         individuals who, at the beginning
                                         of the two year period, were
                                         members of the Board cease for any
                                         reason to constitute at least a
                                         majority of the Board.

         (3)   Committee:                The Compensation and Stock Option
                                         Committee of the Company's Board of
                                         Directors, comprised of
                                         non-employee directors (within the
                                         meaning set forth in Rule 16b-3
                                         promulgated under the Exchange
                                         Act), none of whom shall be
                                         eligible to participate in this Plan.

         (4)   Company:                  Kellwood Company.

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

         (5)   Disability:               A physical or mental condition,
                                         which in the judgment of the
                                         Committee, based on medical
                                         evidence acceptable to the
                                         Committee, would result in a
                                         Participant being totally and
                                         permanently disabled under normal
                                         Company policy.

         (6)   Employer:                 Kellwood Company and each of its
                                         subsidiaries, affiliates and
                                         related companies to which the Plan
                                         has been extended by the Committee.

         (7)   Escrow Agent:             The Escrow Agent selected by the
                                         Committee to receive and hold Stock
                                         awarded under the Plan.

         (8)   Participant:              An employee of the Employer selected
                                         by the Committee to participate in
                                         the Plan. A Participant will be
                                         selected by the Committee in its
                                         sole discretion, based upon the
                                         Committee's judgment of the
                                         employee's ability to significantly
                                         affect major decisions and actions
                                         which influence the continued
                                         profitable growth and development
                                         of the Company, the value of the
                                         employee's continuing service and
                                         the probable detriment of his or
                                         her employment with competitors.

         (9)   Retirement:               The termination of a Participant's
                                         employment with all Employers upon
                                         or after the attainment of age 65
                                         or upon or after the attainment of
                                         both 15 years of service and age
                                         55.

         (10)  Shares or Stock:          Shares of the Company's common stock.

         (11)  Targeted Criterion:       The level of performance during a
                                         performance period designated by
                                         the Committee which must be met for
                                         the full amount of an Award to be
                                         earned by a Participant. The
                                         measures and objectives may be
                                         based on earnings per share, return
                                         on assets or equity, cash flow,
                                         revenue or income growth, earnings
                                         before income taxes but excluding
                                         any gain on the sale of assets,
                                         economic value added or on other
                                         criteria which the Committee
                                         establishes.

         (12)  Targeted Shares:          The number of Shares which a
                                         Participant can earn at 100% of the
                                         Targeted Criterion.

4.       SHARES RESERVED FOR AWARDS

         The total number of Shares reserved for issuance under this Plan shall be 1,000,000 Shares plus the number of Shares remaining available for issuance under the Plan prior to its restatement. In the event Shares of Common Stock are retained by the Company pursuant to a Participant's election to satisfy his or her tax withholding obligation, the number of Shares retained shall be available for issuance under this Plan. The maximum number of Shares subject to an Award to any Participant in any fiscal year shall be 50,000 Shares. The number of Shares reserved for issuance hereunder and the maximum number of Shares subject to an Award to any Participant shall be subject to adjustment as provided in Section 9 hereof.

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5.       AWARD PROCEDURE

         A. The Committee, upon the recommendation of the Chief Executive Officer, shall determine each Participant, each Participant's Targeted Shares and shall make Awards to the Participants in accordance with further provisions of the Plan.

         B. The Committee shall determine the following at the time of setting the Targeted Criterion:

               1. The Targeted Criterion level for the performance period necessary for a Participant to earn any Award.

               2. The Targeted Criterion level for the performance period necessary to earn the Target Shares.

               3. Any known or anticipated Board actions or changes in tax laws or regulations which are to be excluded, if any, from the Targeted Criterion levels identified by the Committee.

         C. The Committee shall determine the following at the time of making each Award:

               1. The extent that the Targeted Criterion of the Company have been met.

               2.    The number of Shares earned.

6.       ADJUSTMENTS TO TARGETED CRITERION

         The Committee shall have the power, exercisable at its sole discretion, to adjust the Targeted Criterion to reflect any major alterations in the course of the business or to exclude the effects of any action by the Board or of any changes in the tax laws or regulations which impact significantly on the Targeted Criterion and which were not anticipated on the date a Participant's Targeted Shares were determined. However, the Committee may not exercise its discretion to increase the amount of any Award to a Participant who is a "covered employee" under Section 162(m) of the Internal Revenue Code.

7.       PAYMENT

         A. The payment of a Participant's Award shall be made in Company Stock.

         B. The Company shall place in escrow with the Escrow Agent, in the name of the Participant or a trust established for the Participant's benefit, 100% of the stock earned by the Participant under this Plan. The restrictions on the Stock placed in escrow shall lapse, and the Stock shall be transferred to the Participant from the escrow at the rate of 25% a year, with the first release on the date selected by the Committee in the year of the award, and the remaining 75% in three equal installments commencing on the first business day in March of the year following the calendar year in which the award is earned and on each first business day of each March thereafter.

         C. In the event of the death, Disability or Retirement of a Participant during the performance period, the Participant or his beneficiary shall earn, at the conclusion of the performance period, a pro rata portion of the Award which would otherwise have been due to him had he remained an Employee until the end of the performance period based on the number of full months during which the Participant was employed during the performance period.

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

         D. In the event of Disability of the Participant, any stock which was in escrow as of the date of the Participant's Disability, or was added thereto at the end of the then current performance period, shall be released from escrow in accordance with the release dates at the same rate as if the Participant continued as an Employee.

         E. In the event of the death of a Participant, any Stock which was in escrow as of the date of the Participant's death, or was added thereto at the end of the then current performance period, shall be released from escrow and delivered to such one or more beneficiaries as the Participant may have designated in writing and filed with the Secretary of the Committee. Beneficiaries may be named contingently or successively and may share in different portions, if so designated by the Participant. If no beneficiary has been designated, delivery shall be made to the estate of the decedent.

         F. In the event of Retirement of a Participant, any Stock which was in escrow as of the date of the Participant's Retirement, or was added thereto at the end of the then current performance period, shall be released from escrow and delivered to the Participant.

         G. If a Participant's employment is terminated as a result of a sale of part of the Company, the Committee, in its sole discretion, may accelerate the release of any Stock from escrow.

8.       FORFEITURES

         Upon the termination of employment of a Participant from the services of all Employers due to any reason other than death, Disability, or Retirement, any Stock in escrow on the date of termination shall be forfeited by the Participant, except as provided in Section 7, G. Any Stock forfeited hereunder shall be available for further awards under the Plan.

9.       CHANGE IN CAPITALIZATION

         A. In the event of any stock dividend, stock split, reclassification or other changes in the Stock, the Committee shall make such adjustments in the Targeted Shares, Stock in escrow, reserved Shares and maximum Shares awarded to any Participant as it deems equitable to accomplish the purpose of the Plan. A Committee's determination as to any adjustments shall be final and conclusive.

         B. Each participant who receives an Award of Stock under the Plan shall be entitled to dividends on the Shares and to all the rights of a stockholder with respect to the Stock from the date Stock was issued and placed in escrow. Any Stock received as a result of a stock dividend or stock split, or otherwise in respect of any Stock in escrow, shall be subject to the same restrictions as the original Stock and placed in escrow.

10.      ADMINISTRATION AND INTERPRETATION OF THE PLAN

         The Committee shall have full responsibility for the administration of the Plan and may establish rules deemed by it to be appropriate to carry out the purposes of the Plan. The decision of the Committee with respect to selection of Participants, the amount of Targeted Shares and Awards, and the interpretation of the Plan shall be conclusive and binding on all parties.

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


11.      MISCELLANEOUS

         A. By acceptance of any Award under this Plan, the Participant agrees that the value of any Stock issued to him pursuant to an Award is special compensation and that the value of the Stock will not be taken into account in determining the amount of any pension or other retirement benefits under any Employer's retirement program, the amount of life insurance coverage under any Employer's program, or be considered as "income" in determining the gross monthly indemnity under any Employer's long-term disability benefit program.

         B. No interest of a Participant may be sold, donated, pledged, or otherwise assigned or transferred in whole or in part, except by will or the laws of descent and distribution.

         C. Participation in the Plan does not give a Participant any right to be retained as an employee of any Employer.

         D. The delivery of any Stock under the Plan to a Participant may also be subject to such other provisions as the Committee determines appropriate, including any which may be considered necessary to comply with federal or state securities laws, stock exchange requirements or tax withholding requirements.

12.      ADOPTION OF AMENDMENTS OR TERMINATION OF THE PLAN

         The Committee shall have the right to amend or modify this Plan from time to time, or to terminate this Plan entirely or to suspend the establishment of Targeted Shares; provided, however, no amendment or modification of this Plan or its termination shall affect or impair the provisions of any Targeted Shares theretofore established or any Award theretofore earned without the written consent of each Participant whose Targeted Shares or Award would be affected or impaired by the amendment, modification or termination.


13.      IMMEDIATE RELEASE FROM ESCROW

         Notwithstanding the other provisions of this Plan, (i) upon a Change in Control of the Company, or (ii) pursuant to a resolution of the Committee passed after commencement of a tender offer or other acquisition plan or program by any person which, if consummated in accordance with its terms, would result in a Change in Control of the Company or its merger, consolidation, share exchange or sale of substantially all of its assets; then all restrictions on Stock in escrow shall immediately lapse, and the Stock shall be released from escrow and delivered to the Participants.

14.      WITHHOLDING

         When a participant is required to pay to the Company an amount to be withheld under applicable tax laws in connection with the release of Shares under the Plan, the Committee may, in its discretion and subject to such rules as it may adopt, permit the Participant to satisfy the obligation, in whole or in part, by electing to have the Company withhold Shares having a fair market value equal to the amount required to be withheld. The election must be irrevocable and made on or before the date that the amount of tax to be withheld is determined (the "Tax Date"). The fair market value of the shares to be withheld is the average of the high and low market price of the Common Stock on the New York Stock Exchange on the Tax Date. The fair market value of any fractional shares will be paid in cash.

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----------------------------------------------------------------------------
PROXY                                                                 PROXY
                              KELLWOOD COMPANY

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            FOR THE ANNUAL MEETING OF SHAREOWNERS - MAY 30, 2002

HAL J. UPBIN, THOMAS H. POLLIHAN, and each of them, are hereby appointed proxies of the Shareowner(s) signing the reverse side hereof, with power of substitution acting by a majority of the proxies present and voting, or if only one proxy is present and voting then acting by that one, to vote the shares of Kellwood Company common stock which the Shareowner(s) is (are) entitled to vote, at the ANNUAL MEETING OF SHAREOWNERS to be held at 600 Kellwood Parkway, St. Louis, Missouri on May 30, 2002 at 9:00 A.M., and at any adjournment thereof, with all the powers the signing Shareowners would possess if present. The proxies are instructed to vote as specified on the REVERSE SIDE.

Election of Directors: FOR the maximum number of nominees listed below (except as indicated on the reverse side) who (as selected by the Proxies in their discretion) may be elected pursuant to cumulative voting: R. Bentele,
M. Bloom, L. Genovese, M. Granoff, H. Upbin.

The shares represented by this Proxy will be voted as specified by the Shareowner(s), but if no specification is made, this proxy will be voted FOR the election of Directors and all other management proposals, all as set forth in the notice of annual meeting dated April 16, 2002, and the accompanying Proxy Statement. Discretion will be used with respect to voting any other matters that properly come before the meeting.

                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

----------------------------------------------------------------------------

                      PLEASE DATE, SIGN AND MAIL YOUR

                    PROXY CARD BACK AS SOON AS POSSIBLE!


                       ANNUAL MEETING OF SHAREOWNERS

                              KELLWOOD COMPANY


                                MAY 30, 2002




              Please Detach and Mail in the Envelope Provided

----------------------------------------------------------------------------
      PLEASE MARK YOUR
A |X| VOTES AS IN THIS
      EXAMPLE.



THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

                   FOR        WITHHOLD
1. Election of     | |           | |               NOMINEES:
   Directors                                           R. Bentele
                                                       M. Bloom
INSTRUCTION: To withhold your vote for any             L. Genovese
individual nominee, write that nominee's name          M. Granoff
on the space provided.                                 H. Upbin


_________________________________



2. Approve the Amendment to the Kellwood              FOR   AGAINST   ABSTAIN
   Company 1995 Stock Option Plan for                 | |     | |       | |
   Nonemployee Directors.

3. Approve the Amendment to the Kellwood
   Company Corporate Development Incentive            | |     | |       | |
   Plan.

4. In their discretion, any other matter that may
   properly come before the meeting or any            | |     | |       | |
   adjournment thereof.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.



Signature(s)______________________________________ Dated ____________, 2002
NOTE: Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

--------------------------------------------------------------------------------

                                    APPENDIX

Page 13 of the printed Proxy Statement contains a performance graph. The information contained in the graph has been presented in tabular format which may be processed by the EDGAR system.